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                                                                   Exhibit 10.26
                                   GUARANTY
                                   --------

     THIS GUARANTY is made, effective as of September 15, 2000, by FLUOROSCAN IMAGING SYSTEMS, INC., having an address of 650B Anthony Trail, Northbrook, IL 60062 and DIRECT RADIOGRAPHY CORP., having an address of Glasgow Business Community, Route 896, Building 600, PO Box 6020, Newark, DE 19714 (collectively, the "Guarantor") to TREX MEDICAL SYSTEMS CORPORATION (the "Creditor"), with respect to the obligations of HOLOGIC, INC. (the "Debtor").

     The Guarantor desires to induce the Creditor to accept from the Debtor a promissory note in the principal sum of $25,000,000.00 (the "Note") dated September 13, 2000, which note is secured by a Mortgage, Security Agreement and Assignment of Leases and Rents with respect to real property and improvements located in Bedford, Massachusetts and an Open End Mortgage Deed, Security Agreement and Assignment of Leases and Rents with respect to real property and improvements located in Danbury, Connecticut, each of even date herewith (collectively, the "Collateral Documents").

     1. In consideration of the foregoing matters, and for other valuable consideration, the receipt and sufficiency of which is acknowledged, the undersigned Guarantor jointly and severally guarantees the payment and performance of all debts, obligations and liabilities of the Debtor to the Creditor arising pursuant to the Note and the Collateral Documents and any document executed incident thereto, now due or hereafter falling due, falling due at maturity or upon acceleration (including, without limitation, the payment of principal and interest under the Note), together with all costs of collection, compromise or enforcement, including without limitation, reasonable attorneys' fees incurred with respect to any such debts, obligations or liabilities or with respect to this or any other guaranty of any of them, or with respect to a proceeding under the United States Bankruptcy Code or any other state or federal bankruptcy, reorganization, receivership, insolvency or other similar law affecting the rights of creditors generally, or a trust mortgage, composition or assignment for the benefit of creditors concerning the Debtor or the Guarantor, together with interest on all such costs of collection, compromise or enforcement from the date arising (all of the foregoing, collectively, the "Obligations").

     2.   The Guarantor hereby agrees:

          (a) that this Guaranty shall not be impaired by any modification, supplement, extension or amendment of the Note, the Collateral Documents or any of the Obligations, nor by any modification, release or other alteration of any of the Obligations hereby guaranteed or of any security therefor, nor by any agreements or arrangements whatever with the Debtor or any one else;

          (b) that the liability of the Guarantor hereunder is primary, direct, unconditional and joint and several and may be enforced without requiring the Creditor first to resort to any other right, remedy or security;
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          (c) that the Guarantor shall not have any right of subrogation, reimbursement or indemnity whatsoever, nor any right of recourse to security for any of the Obligations, unless and until all of the Obligations have been fully paid and performed;

          (d) that if the Debtor or the Guarantor should at any time become insolvent or make a composition, trust mortgage or general assignment for the benefit of creditors, or if a proceeding under the United States Bankruptcy Code or any other state or federal bankruptcy, reorganization, receivership, insolvency or other similar law affecting the rights of creditors generally shall be filed or commenced by, against or in respect of the Debtor or the Guarantor, any and all obligations of the Guarantor shall, at the Creditor's option, immediately become due and payable without notice;

          (e) that the Guarantor will indemnify the Creditor and hold the Creditor harmless against all obligations, demands and liabilities, by whomever asserted, and against all losses in any way suffered, incurred or paid by the Creditor as a result of or in any way arising out of, or following, or consequential to transactions with the Debtor under the Obligations;

          (f) that, if any payment or transfer to the Creditor which has been credited against any Obligation under the Note, is voided or rescinded or required to be returned by the Creditor, whether or not in connection with any event or proceeding described in Section 2(d), this Guaranty shall continue in effect or be reinstated as though such payment, transfer or recovery had not been made;

          (g) that the Creditor's books and records showing the account between the Creditor and the Debtor shall be admissible in any action or proceeding, shall be binding upon the Guarantor for the purpose of establishing the items therein set forth and shall constitute prima facie proof thereof;

          (h) that this Guaranty shall be construed as an absolute, unconditional, continuing and unlimited obligation of the Guarantor without regard to the regularity, validity or enforceability of any of the Obligations, and without regard to whether any Obligation is limited, modified, voided, released or discharged in any proceeding under the United States Bankruptcy Code or any other state or federal bankruptcy, reorganization, receivership, insolvency or other similar law affecting the rights of creditors generally;

          (i) that nothing shall discharge or satisfy the liability of the Guarantor hereunder except the full payment and performance of all of the Obligations;

          (j) that, from and after the occurrence of an Event of Default under the Note, any and all present and future debts and obligations of the Debtor to the Guarantor are hereby waived and postponed in favor of and subordinated to the full payment and performance of the Obligations; and

          (k) that all sums at any time held by the Creditor for the account of the Guarantor and any of the property of the Guarantor at any time in the Creditor's possession may be held by the Creditor as security for any and all obligations of the Guarantor to the Creditor, no matter how or when arising, whether absolute or contingent, whether due or to become due and whether under this Guaranty or otherwise.

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     3.   The Guarantor waives to the greatest extent permitted by law: notice of acceptance hereof; presentment and protest of any instrument, and notice thereof; notice of default; notice of foreclosure; notice of any modification, release or other alteration of any of the Obligations or of any security therefor and all other notices to which the Guarantor might otherwise be entitled.

     4. This Guaranty, all acts and transactions hereunder, and the rights and obligations of the parties hereto shall be governed, construed and interpreted according to the laws of the Commonwealth of Massachusetts, shall be binding upon the heirs, executors, administrators, successors and assigns of the Guarantor and shall inure to the benefit of the Creditor's successors and assigns and to any subsequent holder of the Note, the Collateral Documents or any other of the Obligations.

     This document shall be deemed to be executed under seal.

                                    Dated: September 15, 2000

                                    FLUOROSCAN IMAGING SYSTEMS, INC.


                                    By: /s/ Glenn P. Muir
                                        -----------------------------
                                    Name: Glenn P. Muir
                                    Title: Vice President

                                    DIRECT RADIOGRAPHY CORP.


                                    By: /s/ Glenn P. Muir
                                        -----------------------------
                                    Name: Glenn P. Muir
                                    Title: Vice President

                                      -3-
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                         COMMONWEALTH OF MASSACHUSETTS

Suffolk, ss.                                             September 15, 2000


Then personally appeared the above-named Glenn Muir, Vice President of FluoroScan Imaging Systems, Inc., as aforesaid, and acknowledged the foregoing instrument to be the free act and deed of said corporation, before me,

                                        /s/ Cathie Dalissuie
                                        --------------------------------
                                        Notary Public
                                        My Commission Expires: 6/9/06


                         COMMONWEALTH OF MASSACHUSETTS

Suffolk, ss.                                             September 15, 2000


Then personally appeared the above-named Glenn Muir, Vice President of Direct Radiography Corp., as aforesaid, and acknowledged the foregoing instrument to be the free act and deed of said corporation, before me,

                                        /s/ Cathie Dalissuie
                                        --------------------------------
                                        Notary Public
                                        My Commission Expires: 6/9/06

                                      -4-